PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

Supplement dated July 1, 2015
to the Prospectus dated April 27, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This Supplement updates certain information in the Prospectus for the Prudential Defined Income (PDI) Variable Annuity. If you would like another copy of the current Prospectus for PDI, please call us at 1-888-PRU-2888.
___________________________________________________________________

FOR USE IN CALIFORNIA ONLY

APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

SUMMARY OF CONTRACT FEES AND CHARGES
The following is added to the table “Underlying Mutual Fund Portfolio Annual Expenses”:

	Management Fees	Other Expenses	Distribution and/or Service Fees (12b-1fees)	Dividend Expenses On Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Portfolio Operating Expenses
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%

PDICASUP